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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                         April 17, 2000 (April 13, 2000)


                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                   1-10410                    62-1411755
 (State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

    5100 WEST SAHARA AVENUE, SUITE 200
    LAS VEGAS, NEVADA                                                      89146
(Address of Principal Executive Offices)                              (Zip Code)

                                 (702) 579-2300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

     On April 13, 2000, the Registrant announced information concerning its first quarter earnings and a stock repurchase program approved by its Board of Directors. A copy of the press release is attached hereto as Exhibit 99(1).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     99(1) Text of press release, dated April 13, 2000, of the Registrant.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HARRAH'S ENTERTAINMENT, INC.

Date:    April 17, 2000                 By: /s/ Stephen H. Brammell
                                           -------------------------------------
                                        Name:    Stephen H. Brammell
                                        Title:   Senior Vice President and
                                                 General Counsel